                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)        October 5, 2000
                                                   --------------------------

                           EFFICIENT NETWORKS, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware                         0-26473        75-2486865
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(State or other jurisdiction                (Commission   (IRS Employer
         of incorporation                   File Number)  Identification No.)


    4849 Alpha Road, Dallas, Texas                              75244
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code            (972) 852-1000
                                                          ------------------


                                      N/A
    ----------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM  5.  OTHER EVENTS.

     Announcement of Date for Fiscal 2000 Annual Meeting

     Efficient Networks, Inc., a Delaware corporation (the "Company"), intends to hold its Annual Meeting of Stockholders for its fiscal year ended June 30, 2000 (the "2000 Annual Meeting") on December 8, 2000. The record date for the 2000 Annual Meeting is October 13, 2000. Notice of the 2000 Annual Meeting, along with proxy statements, will be mailed on or about October 19, 2000. The precise time and location of the Meeting will be stated in the proxy statement.

     Proposals of the Company's stockholders that are intended to be presented by such stockholders at the Meeting must be received by the Company at its principal executive offices no later than October 26, 2000, and must be received by the Company no later than October 11, 2000, to be considered for possible inclusion in the proxy statement. The foregoing dates supercede the dates provided in the proxy statement for the Company's Meeting of Stockholders for its fiscal year ended June 30, 1999, which was filed with the Securities and Exchange Commission on March 7, 2000. The Company's executive offices are located at 4849 Alpha Road, Suite 1200, Dallas, Texas 75244, and its telephone number is (972) 852-1000.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EFFICIENT NETWORKS, INC.



                                         By   /s/ Kenneth M. Siegel
                                           ---------------------------

                                         Name:  Kenneth M. Siegel

                                         Title: Vice President, General Counsel
                                                and Assistant Secretary

                                         Date:  October 5, 2000